UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (978) 614-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 2, 2015, Sonus Networks, Inc. (the “Company”) acquired from Treq Labs, Inc. (the “Seller”) certain assets related to the Seller’s business of designing, developing, marketing, selling, servicing and maintaining software defined networking (“SDN”) technology, SDN controller software and SDN management software (the “SDN Business”).  In consideration for the acquisition of the SDN Business, the Company paid $10,146,666.67 in cash and entered into an Earn-Out Agreement, dated as of January 2, 2015 (the “Earn-Out Agreement”), with the Seller and Karl F. May, the seller representative in the transaction.  Pursuant to the Earn-Out Agreement, the Company has agreed to issue up to an aggregate of 6,615,635 shares of common stock over a three year period subsequent to the closing if aggregate revenue thresholds of at least $60,000,000 are achieved by the SDN Business during that period, and up to an aggregate of an additional 11,026,059 shares (17,641,695 shares in total) if aggregate revenue thresholds of at least $150,000,000 are achieved by the SDN Business during that period.  If the initial revenue thresholds are not met, no shares will be issued.  Any shares issued pursuant to the Earn-Out Agreement will be issued in reliance on the exemption from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and will be subsequently registered for resale under the Securities Act by the Company.  The shares issuable under the Earn-Out Agreement are subject to proportionate adjustment to reflect adjustments to the Company’s capital stock, which includes the reverse stock split referenced under “Item 7.01. Regulation FD Disclosure” of this Current Report on Form 8-K.

The foregoing description of the Earn-Out Agreement is qualified in its entirety by reference to the Earn-Out Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 8, 2015, the Company issued a press release reporting preliminary financial results for the quarter ended December 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 8, 2015, the Company issued a press release announcing the acquisition of the SDN Business and an effective date of January 30, 2015 and ratio of 1-for-5 for the reverse stock split approved at the special meeting of the Company’s stockholders on December 2, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Earn-Out Agreement, dated as of January 2, 2015, by and among Sonus Networks, Inc., Treq Labs, Inc. and Karl F. May as the Seller Representative.

99.1                        Press Release issued by Sonus Networks, Inc. on January 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2015	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

Exhibit Index

10.1                        Earn-Out Agreement, dated as of January 2, 2015, by and among Sonus Networks, Inc., Treq Labs, Inc. and Karl F. May as the Seller Representative.

99.1                        Press Release issued by Sonus Networks, Inc. on January 8, 2015.